UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

YUMANITY THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Guest Street, Suite 4410 Boston, MA		02135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617)-409-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YMTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Yumanity Therapeutics, Inc. (f/k/a Proteostasis Therapeutics, Inc.), a Delaware corporation (the “Company”), to amend its Current Report on Form 8-K (the “Original 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on December 30, 2020, in connection with the consummation on December 22, 2020 of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization, dated August 22, 2020, as amended on November 6, 2020 (the “Merger Agreement”), by and among the Company, Pangolin Merger Sub, Inc. (“Merger Sub”), Yumanity, Inc. (f/k/a Yumanity Therapeutics, Inc.) (“Yumanity”) and Yumanity Holdings, LLC (“Holdings”), pursuant to which Merger Sub merged with and into Yumanity, with Yumanity surviving as a wholly-owned subsidiary of the Company (the “Merger”). On February 3, 2021, the Company filed an Amendment No. 1 to the Original 8-K (“Amendment No. 1”) with the Commission to provide, among other things, (i) certain voluntary disclosures concerning the Company’s business, risk factors and financial condition of the Company, as permitted by Item 8.01; (ii) the historical audited financial statements of Holdings as of and for the years ended December 31, 2019 and 2018, and the unaudited interim consolidated financial information of Holdings as of September 30, 2020 and for each of the nine months ended September 30, 2020 and 2019; and (iii) the unaudited pro forma condensed combined financial information as of September 30, 2020 and for the nine months ended September 30, 2020 and for the year ended December 31, 2019. The Company is filing this Amendment No. 2 to amend and supplement Item 9.01(b) of Amendment No. 1 to provide unaudited pro forma condensed combined financial information for the year ended December 31, 2020.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information for the year ended December 31, 2020, filed herewith and attached hereto as Exhibit 99.1, are incorporated herein by reference.

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Document

99.1	Unaudited pro forma condensed combined financial information for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yumanity Therapeutics, Inc

By:	/s/ Richard Peters
Richard Peters
President and Chief Executive Officer

Date: April 8, 2021